                                                               Exhibit 16
                          POWER OF ATTORNEY


         I, the undersigned Director of Acacia Capital Corporation (the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and/or Katherine Stoner my true and lawful attorneys with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf in connection with the reorganization of the Fund's Calvert Responsibly Invested ("CRI") Equity Portfolio into the Fund's CRI Capital Accumulation Portfolio, and the Fund's CRI Bond Portfolio into the Fund's CRI Balanced Portfolio.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         WITNESS my hand on the date set forth below.

October 13, 1995                            Clifton S. Sorrell
Date                                        Signature

Donald K. Sorrell                           Clifton S. Sorrell
Witness                                     Name of Director

                          POWER OF ATTORNEY


         I, the undersigned Director of Acacia Capital Corporation (the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and/or Katherine Stoner my true and lawful attorneys with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf in connection with the reorganization of the Fund's Calvert Responsibly Invested ("CRI") Equity Portfolio into the Fund's CRI Capital Accumulation Portfolio, and the Fund's CRI Bond Portfolio into the Fund's CRI Balanced Portfolio.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         WITNESS my hand on the date set forth below.

October 13, 1995                            Charles E. Diehl
Date                                        Signature

Yvonne Diehl                                Charles E. Diehl
Witness                                     Name of Director

                          POWER OF ATTORNEY


         I, the undersigned Director of Acacia Capital Corporation (the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and/or Katherine Stoner my true and lawful attorneys with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf in connection with the reorganization of the Fund's Calvert Responsibly Invested ("CRI") Equity Portfolio into the Fund's CRI Capital Accumulation Portfolio, and the Fund's CRI Bond Portfolio into the Fund's CRI Balanced Portfolio.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         WITNESS my hand on the date set forth below.

October 12, 1995                            Arthur J. Pugh
Date                                        Signature

Sharon H. Pugh                              Arthur J. Pugh
Witness                                     Name of Director

                          POWER OF ATTORNEY

         I, the undersigned Director of Acacia Capital Corporation (the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and/or Katherine Stoner my true and lawful attorneys with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf in connection with the reorganization of the Fund's Calvert Responsibly Invested ("CRI") Equity Portfolio into the Fund's CRI Capital Accumulation Portfolio, and the Fund's CRI Bond Portfolio into the Fund's CRI Balanced Portfolio.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         WITNESS my hand on the date set forth below.

October 12, 1995                            South Trimble, III
Date                                        Signature

Mary P. Walls                               South Trimble, III
Witness                                     Name of Director

                          POWER OF ATTORNEY

         I, the undersigned Director of Acacia Capital Corporation (the "Fund"), hereby constitute William M. Tartikoff, Susan Walker Bender, Beth-ann Roth, and/or Katherine Stoner my true and lawful attorneys with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf in connection with the reorganization of the Fund's Calvert Responsibly Invested ("CRI") Equity Portfolio into the Fund's CRI Capital Accumulation Portfolio, and the Fund's CRI Bond Portfolio into the Fund's CRI Balanced Portfolio.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         WITNESS my hand on the date set forth below.

October 12, 1995                            Frank H. Blatz, Jr.
Date                                        Signature

Elizabeth T. Murray                         Frank H. Blatz, Jr.
Witness                                     Name of Director